UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 15, 2006


                       THE MANAGEMENT NETWORK GROUP, INC.
               (Exact name of company as specified in its charter)


         Delaware                      0-27617                  48-1129619
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
of incorporation)                                         Identification Number)


         7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (913) 345-9315
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On November 15, 2006, the Company received a letter from the staff of The Nasdaq Stock Market stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because the Company did not file its quarterly report on Form 10-Q for the quarter ended September 30, 2006 by the due date therefor. The Company has previously reported that it was not in a position to file the Form 10-Q by the November 14, 2006 due date in light of a Special Committee review of the Company's historical practices regarding its stock option programs and related accounting. The Company has also previously reported that it does not anticipate it will be in a position to file its third quarter Form 10-Q within the five-day extension period under Rule 12b-25, and that it notified the Nasdaq Stock Market of the Special Committee review and that the quarterly filing would be delayed. The Nasdaq staff notice stated this delinquency serves as a basis for delisting the Company's common stock from The Nasdaq Stock Market. The Company plans to request a hearing before a Nasdaq Listing Qualifications Panel (the "Panel") to review the staff determination. The Company's hearing request will automatically stay the delisting of the Company's common stock. Pending a decision by the Panel, the Company's shares will continue to be listed on The Nasdaq Stock Market. There can be no assurance the hearing will be successful and thus no assurance the Company's common stock will not be delisted from Nasdaq in the future.

The Company has issued a press release relating to the receipt of the Nasdaq staff determination letter. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits


Exhibit Number         Description
--------------

99.1                   Press Release, dated November 20, 2006


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE MANAGEMENT NETWORK GROUP, INC.


Date:  November 20, 2006                 By: /s/ Donald E. Klumb
                                             ----------------------------------
                                             Donald E. Klumb
                                             Vice President and Chief Financial
                                                Officer

                                  EXHIBIT INDEX


Exhibit Number         Description
--------------

99.1                   Press Release, dated November 20, 2006